UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 7, 1999

                       ALCOHOL SENSORS INTERNATIONAL, LTD.
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             (Exact name of registrant as specified in its charter)



        NEW YORK                    0-26998                     11-3104480
   ------------------             -------------            -------------------
(State or other jurisdiction (Commission File Number)         (IRS Employer
      of incorporation)                                   Identification Number)


                 28 BRANDYWINE DRIVE, DEER PARK, NEW YORK 11729
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               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code:    (516) 586-4497





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ITEM 7.  Financial Statements and Exhibits.

a) In conjunction with the filing of Form 8-K on May 19, 1999, the Exhibits to be filed by amendment are provided herewith as Exhibits 1-3.

b) Exhibits. The following exhibits are hereby filed with this Form 8-K:

Exhibit
Number                     Description
-----------                --------------

         1. Order Scheduling Hearing to Consider Approval of a Post-Petition Financing Agreement with Acquisition Funding, LLC, Application, Order Approving Financing Agreement with Acquisition Funding, LLC.

         2. Order Scheduling a Hearing on Approval of the Disclosure Statement and Fixing a Last Date to File Proofs of Claims, Application, Plan of Reorganization, Disclosure Statement Pursuant to ss. 1125 of the Bankruptcy Code, Classes of Claims, Notice of Hearing on Disclosure Statement, Notice Requiring Assertion of Claims Against and Interests in the Debtor, and Order Approving Disclosure Statement.

        3. Ratification and Amendment Agreement, Security Agreement by and between Alcohol Sensors International, Ltd. and Acquisition Funding, LLC, Certificate of Corporate Resolutions, Intellectual Property Security Agreement by and between Alcohol Sensors International, Ltd. and Acquisition Funding, LLC and Special Power of Attorney.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ALCOHOL SENSORS INTERNATIONAL, LTD.


                                          By: /s/EDWARD GOULD
                                              ---------------
                                              EDWARD GOULD
                                              President

Date:    May 20, 1999